UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2023

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NOVATION COMPANIES, INC.

(Exact name of Registrant as Specified in Its Charter)

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Maryland (State or Other Jurisdiction of Incorporation)	000-22897 (Commission File Number)	74-2830661 (IRS Employer Identification No.)

1724 Phoenix Parkway College Park, GA (Address of Principal Executive Offices)		30349 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (816) 237-7000

 9229 Ward Parkway, Suite 340, Kansas City, MO 64114

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

The information set forth below under Item 1.03 of this Current Report on Form 8-K regarding the RSA (as defined below) and Item 2.03 of this Current Report on Form 8-K regarding the DIP Facility (as defined below) is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

Voluntary Petition for Bankruptcy

On August 13, 2023 (the “Petition Date”), Novation Companies, Inc. (the “Company”) and its wholly-owned subsidiaries, Novation Holding, Inc., Healthcare Staffing, Inc., and NovaStar Mortgage LLC, (together with the Company, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re: Novation Companies, Inc., et. al., Case No. 23-11153. Two dormant affiliates of the Company were not included in the Chapter 11 filing.

The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtors are seeking approval of a variety of “first day” motions containing customary relief intended to enable the Debtors to continue ordinary course operations during the Chapter 11 Cases.

Restructuring Support Agreement and Plan

On August 4, 2023, the Debtors entered into a Restructuring Support Agreement (the “RSA”) by and among the Debtors, Nighthawks Holdings I, LLC (the “Lead Plan Sponsor”) and HOMF II Distressed Opportunities, Ltd. (the “Minority Sponsor”, and together with the Lead Plan Sponsor, the “Plan Sponsors”), and certain holders (collectively, the “Consenting Noteholders”) of Amended and Restated Senior Secured Promissory Notes issued by the Company (the “2017 Notes”). The RSA contemplates a restructuring of the Debtors in an in-court transaction on the terms set forth in the RSA, including consummation of the Plan by the commencement of the Chapter 11 Cases.

On the Petition Date, the Debtors also filed with the Bankruptcy Court a pre-packaged chapter 11 plan of reorganization (as amended, restated, supplemented or otherwise modified from time to time, the “Plan”). Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Plan or RSA, as applicable. The Plan contemplates, among other things, that on the effective date of the Plan (the “Effective Date”), all issued and outstanding securities in the Company, and all rights to receive any securities in the Company, will be cancelled and all classes of stock in the Company will be eliminated with the exception of such preferred stock, common stock, and warrants in Reorganized Novation being issued under the Plan to holders of 2017 Notes and the Plan Sponsors.

Under the Plan, the Plan Sponsors will (a) assume all Allowed General Unsecured Claims and satisfy such claims in the ordinary course of business as provided for in the RSA and the Plan; (b) pay the reorganized Debtors $350,000 upon emergence, which amount will first be available to satisfy Allowed SAP Claims under the Plan and other costs associated with exiting chapter 11, and to the extent any amounts remain available after doing so, shall be distributed to the Noteholders; and (c) subject to reduction on account of any Excess Claim Amounts paid by the Plan Sponsor, fund an additional $625,000 in annual payments of $125,000, commencing on the first business day of the 40th month following the Effective Date, subject to the terms of the Plan. In exchange, the Plan Sponsors will receive, among other things, (a) certain preferred stock in Reorganized Novation; and (b) 47.5% of the total issued and outstanding common stock in Reorganized Novation. Additionally, Reorganized Novation and the Plan Sponsors will enter into a management services contract and an administration services agreement on or following the Effective Date. In exchange for the Plan Sponsors’ business management and consulting services, the Plan Sponsors will receive an annual administration and management fee in the amount of $565,000, and certain warrants, options, or an alternative economically equivalent arrangement on the terms set forth in the RSA and the Plan.

The foregoing descriptions of the RSA and Plan do not purport to be complete and are qualified in their entirety by reference to the full texts of the RSA and the Plan, which are respectively attached as Exhibit 10.1 and Exhibit 99.1 hereto and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Debtor in Possession Facility

On August 4, 2023, the Debtors and the Plan Sponsors entered into a Debtor-In-Possession Loan and Security Agreement (the “DIP Agreement”), pursuant to which, subject to the approval of the Bankruptcy Court, the Plan Sponsors will fund a debtor in possession term loan facility (the “DIP Facility”), expected to be in an aggregate principal amount of up to $1,770,000 and subject to a non-default interest rate of 13%, a default interest rate of an additional 3%, a 6% facility fee to be deducted from the proceeds of the DIP Facility, and a maturity date that is the earlier of 90 days after the Petition Date or the Effective Date, to be used to satisfy operational costs, other costs associated with administering the Chapter 11 Cases and the Allowed SAP Claims. The DIP Facility will be refinanced (rather than satisfied in cash) on the Effective Date through an exit term loan.

The DIP Agreement includes protections customary for financings of this type and size, including superpriority claims and priming liens on the Debtors’ assets, liens on previously unencumbered assets, in each case subject to certain Permitted Liens, and other protections to be set forth in the orders approving the DIP Facility. The DIP Agreement is expected to include conditions precedent, representations and warranties, affirmative and negative covenants, events of default, and other provisions customary for financings of this type and size.

The foregoing description of the DIP Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Agreement, which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of in the Chapter 11 Cases. The Company expects, based on the agreed upon terms in the RSA, that its stockholders will experience a complete loss on their investment.

Additional Information on the Chapter 11 Cases

Additional information on the Chapter 11 Cases (including copies of all documents filed in the Chapter 11 Cases) can be found at: https://www.cases.stretto.com/novation. The documents and other information available there or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated therein.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “expect,” “may,” “will,” “could” or “believes” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to continue ordinary course operations during the Chapter 11 Cases, the value of the Company’s common stock, the potential sale of substantially all of the assets of the Debtors and the ability of holders of the Company’s common stock to receive any payment or distribution. The forward-looking statements in this Current Report on Form 8-K are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

10.1	Restructuring Support Agreement, dated August 4, 2023, by and among Novation Companies, Inc. and certain of its subsidiaries, the Plan Sponsors and the Consenting Noteholders.

10.3	Debtor-in-Possession Loan and Security Agreement, dated as of August 4, 2023, by and among Novation Companies, Inc. and certain of its subsidiaries, the lender parties thereto and Nighthawks Holdings I, LLC, as a lender and administrative agent for the benefit of the lenders.

99.1	Debtors’ Joint Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION COMPANIES, iNC.

Dated: August 16, 2023	By:	/s/ Michael Wyse
		Name:	Michael Wyse
		Title:	Chief Restructuring Officer